Performance & Progress



2012

$90.2

1993

$9.0

TANGIBLE COMMON EQUITY

(in millions)

FIRST GUARANTY BANCSHARES, INC.

A Proven Record of Performance,

Tangible Common Equity [1]

(in thousands)


90000
80000
70000
60000
50000
40000
30000
20000
10000
0
1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012

Tangible Common Equity has increased **$81.2 million** since 1993.

Tangible Book Value [2]

(per common share)


14
12
10
8
6
4
2
0
1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012

Tangible Book Value per share has increased from **$2.05** to **$14.33** since 1993.

Total Assets

(in thousands)


1600000
1400000
1200000
1000000
800000
600000
400000
200000
0
1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012

First Guaranty Assets have increased **786%** since 1993.

Cash Dividends on Common Stock

(In thousands)


5000
4000
3000
2000
1000
0
1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012

First Guaranty has paid **$44.5 million** in Cash Dividends to common shareholders since 1993.

[1] Total equity less preferred equity and goodwill and intangibles.
[2] Adjusted for 1996 and 2005 stock splits and February 2012 ten percent stock dividend.

Profitability & Progress

First Guaranty Bancshares is Safe, Sound & Profitable – An Excellent Investment for the Future.

	Earnings	Total Common Dividends Paid	Notable Events
1993	$2.1 million	$ 200,000	▪ Investors purchased $3.6 million of common stock
1994	$1.7 million	$ 601,000	
1995	$2.1 million	$ 815,000	▪ Investors purchased $337,000 of common stock
1996	$3.3 million	$1,020,000	▪ Three-for-two stock split
1997	$3.4 million	$1,223,000	
1998	$3.4 million	$1,223,000	
1999	$3.4 million	$1,316,000	▪ Investors purchased $9.6 million of common stock ▪ Acquired 13 branches from Bank One of Louisiana ▪ Acquired First Southwest Bank
2000	$5.0 million	$1,530,000	▪ Gains from sale of acquired branches net of tax totaling $2.8 million
2001	$6.0 million	$1,668,000	▪ Acquired Woodlands Bancorp ▪ Gains from sale of acquired branches net of tax totaling $1.3 million
2002	$3.5 million	$1,751,000	
2003	$7.0 million	$2,086,000	
2004	$8.6 million	$2,752,000	
2005	$6.0 million	$3,173,000	▪ Four-for-three stock split
2006	$8.4 million	$3,335,000	
2007	$9.8 million	$3,053,000	▪ Acquired Homestead Bancorp
2008	$5.5 million	$3,558,000	
2009	$7.6 million	$3,558,000	
2010	$10.0 million	$3,558,000	
2011	$8.0 million	$3,610,000	▪ Acquired Greensburg Bancshares
2012	$11.9 million	$4,035,000	▪ 2,895 treasury shares purchased at $18.59 per share ▪ 10% common stock dividend ▪ Dividend rate per share remains $0.16 per quarter
	$116.8 million	**$44.5 million**	

FIRST GUARANTY BANK
OFFICERS

Executive

Alton B. Lewis, Jr. *
Chief Executive Officer & President, Guaranty Square

Larry A. Stark
Executive Vice President, Guaranty Square

Eric J. Dosch *
Chief Financial Officer, Guaranty Square

Senior Vice Presidents

Glenn A. Duhon, Sr.
Southwest Louisiana Division Manager, Abbeville

Michael F. Lofaso
Regional Manager, Ponchatoula/ St. Tammany

Randal A. McDonald
Chief Risk Officer

Vice Presidents

Thomas F. Brothers
Cheryl Q. Brumfield
Christopher O. Coker
Ronald W. Edmonds
Denise D. Fletcher
Ronald R. Foshee
Bernadette Z. Kemp
Brenda Marks
Vera S. Matthews
Layne Parnell
Evan M. Singer
J. Richard Stark
Christy L. Wells

Controller

Eric M. Fuller

*Officers of both First Guaranty Bank and First Guaranty Bancshares, Inc.

Assistant Vice Presidents

Teri L. Duncan
Colleen Ebarb
Joyce N. Glass
Ludrick P. Hidalgo
Adam J. Johnston
Shirley P. Jones
Mikki M. Kelley
Robert M. Mizell
Ronald C. Pittman
Scott B. Schilling
Desiree Simmons
D. Lynn Talley
D. Lynn Westmoreland

Officers

Rebecca G. Brown
Lance S. Davis
Vanessa R. Drew
Jeannette N. Ernst
Michael D. Knighten
Christopher W. McGhee
Michael A. Mosbey
V. Diane Patterson
Randy S. Vicknair
Kristin M. Williams

FIRST GUARANTY BANK BANKING CENTERS

South Louisiana

Abbeville Banking Center
(337) 893-1777
(800) 306-3276
799 West Summers Drive
Abbeville, LA 70510

Amite Banking Center
(985) 748-5111
100 East Oak Street
Amite, LA 70422

Denham Springs Banking Center
(225) 791-7964
2231 South Range Avenue
Denham Springs, LA 70726

Greensburg Banking Center
(225) 222-6101
(800) 227-6101
6151 Highway 10
Greensburg, LA 70441

Guaranty Square
(985) 375-0300 or
(985) 345-7685
(888) 375-3093
400 East Thomas Street
Hammond, LA 70401

Guaranty West
(985) 375-0371
2111 West Thomas Street
Hammond, LA 70401

Independence Banking Center
(985) 878-6777
455 West Railroad Avenue
Independence, LA 70443

Jennings Banking Center
(337) 824-1712
500 North Cary
Jennings, LA 70546

Kentwood Banking Center
(985) 229-3361
301 Avenue F
Kentwood, LA 70444

Kentwood West
(985) 229-6101
723 Avenue G
Kentwood, LA 70444

Montpelier Banking Center
(225) 777-4304
35651 Highway 16
Montpelier, LA 70422

Ponchatoula
(985) 386-2000
195 North 6th Street
Ponchatoula, LA 70454

Berryland
(985) 386-5430
105 Berryland Shopping Center
Ponchatoula, LA 70454

Walker Banking Center
(225) 664-5549
29815 Walker Road South
Walker, LA 70785

Watson Banking Center
(225) 665-0400
33818 Highway 16
Denham Springs, LA 70706

North Louisiana

Benton Banking Center
(318) 965-2221
189 Burt Boulevard
Benton, LA 71006

Dubach Banking Center
(318) 777-3461
117 East Hico Street
Dubach, LA 71235

Haynesville Banking Center
(318) 624-1171
10065 Highway 79
Haynesville, LA 71038

Homer Banking Center
(318) 927-3000
401 North 2nd Street
Homer, LA 71040

Oil City Banking Center
(318) 995-6682
126 South Highway 1
Oil City, LA 71061

Vivian Banking Center
(318) 375-3202
102 East Louisiana Avenue
Vivian, LA 71082

At December 31, 2012, the Bank had 21 banking centers and 274 full-time equivalent employees.

FIRST GUARANTY BANCSHARES, INC.
Post Office Box 2009
Hammond, Louisiana 70404-2009
Telephone: (985) 345-7685
www.fgb.net